UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 19, 2014 (May 16, 2014)

TRANSOCEAN LTD.
(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors
On May 16, 2014, Jagjeet S. Bindra, Thomas W. Cason, Steve Lucas and Robert M. Sprague each resigned from the Board of Directors of Transocean Ltd. (the "Company") after opting to not stand for re-election at the Company's 2014 Annual General Meeting. Messrs. Cason and Sprague departed due to reaching the age limited for directors set forth in the Company's Corporate Governance Guidelines and Messrs. Bindra and Lucas departed to pursue other opportunities.
Item 5.03    Amendments to the Articles of Incorporation or Bylaws; Change in Fiscal year
On May 16, 2014, the Company amended its articles of association (as amended, the "Articles of Association") as follows:

•	Adoption of Authorized Share Capital for a two-year period, expiring on May 16, 2016;

•
Amendments to elect each member of the Board of Directors, Chairman of the Board of Directors, each member of the Compensation Committee and the independent proxy at the Annual General Meeting, each for a term extending until completion of the next Annual General Meeting, which reflect requirements of amendments to the Swiss Federal Constitution related to board and executive compensation and the ordinance implementing such amendment (together, the "Minder Ordinance");

•
Amendments for shareholder ratification of the compensation of the Board of Directors, and Messrs. Steven L. Newman, Esa Ikaheimonen, and John B. Stobart, who serve as designated officers under Swiss law and in our organizational documents (together, the "Executive Management Team"). The compensation amendments reflect requirements of the Minder Ordinance;

•
Amendments giving authority to the Board of Directors to grant compensation to members of the Executive Management Team who assume an Executive Management Team position during a compensation period for which shareholder ratification has already been granted;

•
Amendments reflecting the general principles and terms applicable to compensation of the Board of Directors and the Executive Management Team and to enumerate the compensation elements and the principles regarding performance targets and objectives that may be used to compensate, attract, retain and motivate non-executive directors and members of the Executive Management Team;

•
Amendments reflecting the maximum term and maximum termination notice periods of our agreements with members of the Board of Directors and the Executive Management Team relating to their compensation, and the principles applicable to non-competition agreements effective after termination of employment into which the Board of Directors may enter into with members of the Executive Management Team, and the consideration of the paid thereunder;

•
Amendments reflecting the maximum number of permissible mandates, as defined in the Minder Ordinance, which members of the Board of Directors and Executive Management Team may hold outside of the Transocean group; and

•
Amendments formalizing the Company's restrictions regarding the granting of loans to the Board of Directors and the Executive Management Team and limiting the amount of potential post-retirement benefits beyond occupational pensions granted to members of the Executive Management Team.

The foregoing description of the Articles of Association does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Association as of May 16, 2014, a copy of which is filed herewith as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07.    Submission of Matters to a Vote of Security Holders.
The Company held its Annual General Meeting of Shareholders on May 16, 2014, in Zug, Switzerland. The shareholders took action on the following matters at the 2014 Annual General Meeting:

1.
Proposal regarding the approval of the 2013 Annual Report, including the Consolidated Financial Statements of the Company for Fiscal Year 2013 and the Statutory Financial Statements of the Company for Fiscal Year 2013.

For	Against	Abstain
270,355,763	1,569,098	2,674,970

This item was approved.

2.	Proposal regarding the discharge to the Members of the Board of Directors and Executive Management from liability for activities during Fiscal Year 2013.

For	Against	Abstain	Broker Non-Votes
218,271,243	5,706,737	1,072,123	49,552,228

This item was approved.

3.	Proposal regarding the appropriation of the available earnings for Fiscal Year 2013.

For	Against	Abstain
270,102,100	1,706,380	2,791,611
This item was approved.

4.
Proposal regarding a distribution of a dividend in the amount of US$3.00 per outstanding share of the Company out of the general ledger reserves from capital contribution (by way of a release and allocation of general ledger reserves from capital contribution to dividend reserve from capital contribution).

For	Against	Abstain
270,381,392	2,056,878	2,163,529

This item was approved.

5.	Proposal regarding the adoption of authorized share capital.

For	Against	Abstain
264,124,610	7,660,585	2,817,136

This item was approved.

6.	Proposal regarding an amendment of the Articles of Association to reduce the maximum number of the members of the Board of Directors to 11 from 14.

For	Against	Abstain	Broker Non-Votes
223,692,311	691,320	655,784	49,552,228

Shares representing two-thirds of the aggregate share capital recorded in the Commercial Register are required to be represented at the Annual General Meeting by proxy or in person in order to consider the amendments proposed under this Agenda Item 6. As the share capital did not reach the required threshold, Agenda Item 6 was not taken under consideration at the Annual General Meeting.

7.	Proposals regarding amendments to the Articles of Association to implement the Minder Ordinance.

a.	Proposal for amendments regarding the election of the Board of Directors, the Chairman of the Board of

Directors, the Compensation Committee Members and the Independent Proxy and other matters.

For	Against	Abstain
269,085,038	2,107,274	3,410,019

This item was approved.

b.	Proposal regarding the binding shareholder ratification of the compensation of the Board of Directors and Executive Management Team.

For	Against	Abstain	Broker Non-Votes
205,514,194	18,485,762	1,050,147	49,552,228

This item was approved.

c.
Proposal regarding the supplementary amount of compensation for members of the Executive Management Team assuming an Executive Management Team position during a compensation period for which shareholder ratification has already been granted.

For	Against	Abstain	Broker Non-Votes
217,262,201	6,530,479	1,256,623	49,552,228

This item was approved.

d.	Proposal regarding the general principles of terms applicable to compensation of the members of the Board of Directors and Executive Management Team.

For	Against	Abstain	Broker Non-Votes
217,207,335	6,635,233	1,204,535	49,552,228

This item was approved.

e.
Proposal regarding maximum term and termination notice periods for members of the Board of Directors and the Executive Management Team and Non-Competition Agreements with members of the Executive Management Team.

For	Against	Abstain	Broker Non-Votes
218,907,207	5,094,634	1,047,302	49,552,228

This item was approved.

f.	Proposal regarding permissible mandates of members of the Board of Directors and the Executive Management Team.

For	Against	Abstain	Broker Non-Votes
210,515,834	13,394,548	1,139,221	49,552,228

This item was approved.

g.	Proposal regarding loans and post-retirement benefits beyond occupational pensions.

For	Against	Abstain	Broker Non-Votes
209,223,512	14,651,684	1,174,687	49,552,228

This item was approved.

8.
Proposal regarding an amendment of Article 18 para. 2 of the Articles of Association regarding applicable vote standards for elections of directors, the Chairman and the members of the Compensation Committee.

For	Against	Abstain	Broker Non-Votes
222,660,386	1,340,304	1,049,413	49,552,228

Shares representing two-thirds of the aggregate share capital recorded in the Commercial Register are required to be represented at the Annual General Meeting by proxy or in person in order to consider the amendments proposed under this Agenda Item 8. As the share capital did not reach the required threshold, Agenda Item 8 was not taken under consideration at the Annual General Meeting.

9.	Proposal regarding an amendment of Article 14 para. 1 of the Articles of Association regarding shareholder agenda item requests pursuant to Swiss law.

For	Against	Abstain	Broker Non-Votes
223,063,603	957,232	1,028,218	49,552,228

Shares representing two-thirds of the aggregate share capital recorded in the Commercial Register are required to be represented at the Annual General Meeting by proxy or in person in order to consider the amendments proposed under this Agenda Item 9. As the share capital did not reach the required threshold, Agenda Item 9 was not taken under consideration at the Annual General Meeting.

10.	Proposals regarding the re-election of ten directors and election of one new director, each for a term extending until the completion of the next Annual General Meeting.

Name of Nominee for Director	For	Against	Abstain	Broker Non-Votes
Ian C. Strachan	221,084,606	3,133,377	831,900	49,552,228
Glyn A. Barker	222,831,319	1,217,631	999,153	49,552,228
Vanessa C.L. Chang	222,642,870	1,405,210	991,663	49,552.228
Frederico C. Curado	222,436,775	1,598,788	1,014,540	49,552,228
Chad Deaton	222,326,726	1,528,788	1,194,349	49,552,228
Martin B. McNamara	215,989,077	8,181,671	869,135	49,552,228
Samuel Merksamer	202,467,223	21,522,230	1,060,650	49,552,228
Edward R. Muller	220,245,357	3,938,213	866,313	49,552,228
Steven L. Newman	218,038,273	6,168,670	842,940	49,552,228
Ek Tia Tan	212,290,487	11,747,076	1,012,040	49,552,228
Vincent J. Intrieri	200,801,722	23,384,447	863,934	49,552,228

Ian C. Strachan, Glyn A. Barker, Vanessa C.L. Chang, Frederico C. Curado, Chad Deaton, Martin B. McNamara, Samuel Merksamer, Edward R. Muller, Steven L. Newman and Ek Kia Tan were all re-elected to the Board of Directors and Vincent J. Intrieri was elected to the Board of Directors all shall hold office until the completion of the 2015 Annual General Meeting of Shareholders.

11.	Proposal regarding the election of the Chairman of the Board of Directors for a term extending until the completion of the next Annual General Meeting.

Name of Nominee for Director	For	Against	Abstain	Broker Non-Votes
Ian C. Strachan	220,437,147	3,722,961	888,255	49,552,228

Ian C. Strachan was elected as Chairman of the Board of Directors of the Company and to hold office until the completion of the 2015 Annual General Meeting of Shareholders.

12.	Proposal regarding the election of the members of the Compensation Committee, each for a term extending until the completion of the next Annual General Meeting.

Name of Nominee for Director	For	Against	Abstain	Broker Non-Votes
Frederico C. Curado	221,486,061	2,603,235	959,307	49,552,228
Martin B. McNamara	216,423,737	7,666,155	958,221	49,552,228
Ek Tia Tan	220,875,741	3,185,847	986,765	49,552,228
Vincent J. Intrieri	215,751,616	8,326,027	970,250	49,552,228

Frederico C. Curado, Martin B. McNamara, Ek Tia Tan and Vincent J. Intrieri were elected as members of the Compensation Committee of the Company and to hold office until the completion of the 2015 Annual General Meeting of Shareholders.

13.	Proposal regarding the election of Schweiger Advokatur/Notariat as the Independent Proxy for a term extending until the completion of the next Annual General Meeting.

For	Against	Abstain
269,769,847	1,898,111	2,932,633

This item was approved.

14.
Proposal regarding the appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for Fiscal Year 2014 and Re-election of Ernst & Young Ltd., Zurich, as the Company's auditor for a further one-year term.

For	Against	Abstain
271,808,899	1,717,304	1,074,628

This item was approved.

15.	Proposal regarding the advisory vote to approved Named Executive Officer Compensation.

For	Against	Abstain	Broker Non-Votes
206,127,658	17,306,093	1,613,952	49,552,228

This item was approved.

16.	Proposal regarding the reapproval of the material terms of the performance goals under the Long-Term Incentive Plan of the Company.

For	Against	Abstain	Broker Non-Votes
211,823,598	12,232,224	990,981	49,552,228

This item was approved.

Item 8.01    Other Events

On May 16, 2014, the Company issued a press release announcing the results of its Annual General Meeting. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

3.1	Articles of Association of Transocean Ltd.
99.1	Press Release dated May 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: May 19, 2014	By	/s/ Jill S. Greene
Jill S. Greene
Authorized Person

Exhibit Index

Exhibit No.	Exhibit
3.1	Articles of Association of Transocean Ltd.
99.1	Press Release dated May 16, 2014